Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2019

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2019	December 31, 2018
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$48,037,107	$45,923,727
Mortgage loans on real estate	3,049,998	2,943,091
Derivative instruments	755,866	205,149
Other investments	361,804	355,531
Total investments	52,204,775	49,427,498

Cash and cash equivalents	1,115,890	344,396
Coinsurance deposits	4,995,744	4,954,068
Accrued investment income	497,464	468,729
Deferred policy acquisition costs	3,127,669	3,535,838
Deferred sales inducements	2,199,588	2,516,721
Deferred income taxes	151,988	291,169
Income taxes recoverable	24,681	26,537
Other assets	164,365	60,608
Total assets	$64,482,164	$61,625,564

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$58,995,947	$57,606,009
Other policy funds and contract claims	266,560	270,858
Notes payable	494,720	494,591
Subordinated debentures	243,090	242,982
Amounts due under repurchase agreements	243,331	109,298
Other liabilities	1,298,979	502,725
Total liabilities	61,542,627	59,226,463

Stockholders' equity:
Common stock	90,784	90,369
Additional paid-in capital	815,088	811,186
Accumulated other comprehensive income (loss)	513,697	(52,432)
Retained earnings	1,519,968	1,549,978
Total stockholders' equity	2,939,537	2,399,101
Total liabilities and stockholders' equity	$64,482,164	$61,625,564

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2019	2018
Revenues:
Premiums and other considerations	$5,410	$9,053
Annuity product charges	52,966	50,723
Net investment income	558,438	510,784
Change in fair value of derivatives	384,469	(451,083)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(563)	302
OTTI losses on investments:
Total OTTI losses	—	(907)
Portion of OTTI losses recognized in (from) other comprehensive income	—	—
Net OTTI losses recognized in operations	—	(907)
Total revenues	1,000,720	118,872

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	9,299	12,094
Interest sensitive and index product benefits	136,674	514,095
Amortization of deferred sales inducements	33,309	100,423
Change in fair value of embedded derivatives	766,323	(867,232)
Interest expense on notes payable	6,379	6,372
Interest expense on subordinated debentures	4,088	3,630
Amortization of deferred policy acquisition costs	45,132	140,639
Other operating costs and expenses	38,979	31,240
Total benefits and expenses	1,040,183	(58,739)
Income (loss) before income taxes	(39,463)	177,611
Income tax expense (benefit)	(9,453)	36,649
Net income (loss)	$(30,010)	$140,962

Earnings (loss) per common share	$(0.33)	$1.57
Earnings (loss) per common share - assuming dilution	$(0.33)	$1.55

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	90,883	90,017
Earnings (loss) per common share - assuming dilution	91,744	91,139

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Revenues:
Traditional life insurance premiums	$829	$845	$807	$910	$972
Life contingent immediate annuity considerations	4,581	3,585	6,433	4,847	8,081
Surrender charges	16,456	15,710	17,132	16,520	16,282
Lifetime income benefit rider fees	36,510	44,684	41,233	38,486	34,441
Net investment income	558,438	554,355	549,391	533,282	510,784
Change in fair value of derivatives	384,469	(1,054,281)	595,311	132,205	(451,083)
Net realized gains (losses) on investments, excluding OTTI	(563)	3,097	(2,196)	(38,381)	302
Net OTTI losses recognized in operations	—	(18,980)	(14,373)	(2,396)	(907)
Total revenues	1,000,720	(450,985)	1,193,738	685,473	118,872

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	878	731	838	981	821
Life contingent immediate annuity benefits and change in future policy benefits	8,421	6,708	9,883	8,295	11,273
Interest sensitive and index product benefits (a)	136,674	255,700	413,089	427,951	514,095
Amortization of deferred sales inducements (b)	33,309	(11,578)	55,244	78,112	100,423
Change in fair value of embedded derivatives	766,323	(804,026)	383,716	(101,949)	(867,232)
Interest expense on notes payable	6,379	6,376	6,376	6,374	6,372
Interest expense on subordinated debentures	4,088	4,041	3,942	3,878	3,630
Amortization of deferred policy acquisition costs (b)	45,132	(8,750)	81,053	115,049	140,639
Other operating costs and expenses	38,979	33,597	31,924	32,540	31,240
Total benefits and expenses	1,040,183	(517,201)	986,065	571,231	(58,739)
Income (loss) before income taxes	(39,463)	66,216	207,673	114,242	177,611
Income tax expense (benefit) (c)	(9,453)	12,393	38,345	20,339	36,649
Net income (loss) (a)(b)(c)	$(30,010)	$53,823	$169,328	$93,903	$140,962

Earnings (loss) per common share	$(0.33)	$0.59	$1.87	$1.04	$1.57
Earnings (loss) per common share - assuming dilution (a)(b)(c)	$(0.33)	$0.59	$1.85	$1.03	$1.55

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	90,883	90,555	90,486	90,327	90,017
Earnings (loss) per common share - assuming dilution	91,744	91,622	91,651	91,271	91,139

(a)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased net income and earnings per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(b)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $21.5 million and $30.6 million, respectively, and increased net income and earnings per common share - assuming dilution by $40.8 million and $0.45 per share, respectively.

(c)
Q3 2018 includes an income tax benefit from a worthless stock deduction related to a wholly-owned subsidiary which increased net income and earnings per common share - assuming dilution by $7.4 million and $0.08 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income

	Three Months Ended March 31,
	2019	2018
Net income (loss)	$(30,010)	$140,962
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment losses, including OTTI	305	23
Change in fair value of derivatives and embedded derivatives - fixed index annuities	150,944	(78,818)
Change in fair value of derivatives - debt	636	(1,832)
Income taxes	(32,473)	17,359
Non-GAAP operating income	$89,402	$77,694

Per common share - assuming dilution:
Net income (loss)	$(0.33)	$1.55
Adjustments to arrive at non-GAAP operating income:
Net realized investment losses, including OTTI	—	—
Change in fair value of derivatives and embedded derivatives - fixed index annuities	1.64	(0.87)
Change in fair value of derivatives - debt	0.01	(0.02)
Income taxes	(0.35)	0.19
Non-GAAP operating income	$0.97	$0.85

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended March 31,
	2019	2018
Net realized investment gains and losses, including OTTI:
Net realized losses on investments, including OTTI	$563	$605
Amortization of DAC and DSI	(258)	(582)
Income taxes	(66)	(5)
	$239	$18
Change in fair value of derivatives and embedded derivatives:
Index annuities	$241,120	$(157,811)
Interest rate caps and swap	636	(1,832)
Amortization of DAC and DSI	(90,176)	78,993
Income taxes	(32,407)	17,364
	$119,173	$(63,286)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Net income (loss)	$(30,010)	$53,823	$169,328	$93,903	$140,962
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment losses, including OTTI	305	9,525	10,278	25,624	23
Change in fair value of derivatives and embedded derivatives - fixed index annuities	150,944	36,186	545	(30,094)	(78,818)
Change in fair value of derivatives - debt	636	1,276	(597)	(739)	(1,832)
Income taxes	(32,473)	(10,475)	(8,491)	(2,046)	17,359
Non-GAAP operating income (b)(c)	$89,402	$90,335	$171,063	$86,648	$77,694

Per common share - assuming dilution:
Net income (loss)	$(0.33)	$0.59	$1.85	$1.03	$1.55
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment losses, including OTTI	—	0.10	0.11	0.28	—
Change in fair value of derivatives and embedded derivatives - fixed index annuities	1.64	0.40	0.01	(0.33)	(0.87)
Change in fair value of derivatives - debt	0.01	0.01	(0.01)	(0.01)	(0.02)
Income taxes	(0.35)	(0.11)	(0.09)	(0.02)	0.19
Non-GAAP operating income (b)(c)	$0.97	$0.99	$1.87	$0.95	$0.85

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(c)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $20.5 million and $28.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $38.5 million and $0.42 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Net realized (gains) losses on investments	$563	$(3,097)	$2,196	$38,381	$(302)
Net OTTI losses recognized in operations	—	18,980	14,373	2,396	907
Change in fair value of derivatives	(524,567)	1,017,555	(408,680)	28,741	707,589
Increase (decrease) in total revenues	(524,004)	1,033,438	(392,111)	69,518	708,194

Amortization of deferred sales inducements	35,494	77,745	(7,219)	(9,888)	(33,212)
Change in fair value of embedded derivatives	(766,323)	804,026	(383,716)	101,949	867,232
Amortization of deferred policy acquisition costs	54,940	104,680	(11,402)	(17,334)	(45,199)
Increase (decrease) in total benefits and expenses	(675,889)	986,451	(402,337)	74,727	788,821
Increase (decrease) in income (loss) before income taxes	151,885	46,987	10,226	(5,209)	(80,627)
Increase (decrease) in income tax expense (benefit)	32,473	10,475	8,491	2,046	(17,359)
Increase (decrease) in net income (loss)	$119,412	$36,512	$1,735	$(7,255)	$(63,268)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	247,227	247,161	247,096	247,032	246,969
Total debt	747,227	747,161	747,096	747,032	746,969
Total stockholders’ equity	2,939,537	2,399,101	2,489,296	2,426,825	2,546,990
Total capitalization	3,686,764	3,146,262	3,236,392	3,173,857	3,293,959
Accumulated other comprehensive (income) loss (AOCI)	(513,697)	52,432	(70,288)	(180,406)	(399,982)
Total capitalization excluding AOCI (a)	$3,173,067	$3,198,694	$3,166,104	$2,993,451	$2,893,977

Total stockholders’ equity	$2,939,537	$2,399,101	$2,489,296	$2,426,825	$2,546,990
Accumulated other comprehensive (income) loss	(513,697)	52,432	(70,288)	(180,406)	(399,982)
Total stockholders’ equity excluding AOCI (a)	$2,425,840	$2,451,533	$2,419,008	$2,246,419	$2,147,008

Common shares outstanding	90,784,123	90,369,229	90,277,626	90,233,346	89,983,823

Book Value per Share: (b)
Book value per share including AOCI	$32.38	$26.55	$27.57	$26.89	$28.30
Book value per share excluding AOCI (a)	$26.72	$27.13	$26.80	$24.90	$23.86

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	15.8%	15.6%	15.8%	16.7%	17.3%
Adjusted debt / Total capitalization	15.8%	15.6%	15.8%	16.7%	17.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Spread Results

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Average yield on invested assets	4.48%	4.51%	4.54%	4.47%	4.36%
Aggregate cost of money	1.90%	1.95%	1.87%	1.83%	1.82%
Aggregate investment spread	2.58%	2.56%	2.67%	2.64%	2.54%

Impact of:
Investment yield - additional prepayment income	0.01%	0.09%	0.11%	0.07%	0.03%
Cost of money effect of over hedging	0.02%	0.03%	0.07%	0.06%	0.02%

Weighted average investments	$49,908,718	$49,258,548	$48,466,817	$47,795,388	$46,898,365
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Included in interest sensitive and index product benefits:
Index credits	$55,925	$157,999	$369,011	$334,605	$423,940
Interest credited	47,436	53,559	52,618	52,922	55,067
Included in change in fair value of derivatives:
Proceeds received at option expiration	(58,460)	(162,433)	(378,149)	(341,616)	(425,557)
Pro rata amortization of option cost	198,497	198,999	191,362	180,465	168,732
Cost of money for deferred annuities	$243,398	$248,124	$234,842	$226,376	$222,182

Weighted average liability balance outstanding	$51,328,715	$50,832,984	$50,273,893	$49,541,746	$48,774,490
Annuity Account Balance Rollforward

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Account balances at beginning of period	$51,053,450	$50,612,519	$49,935,266	$49,148,224	$48,400,755
Net deposits	1,180,365	1,040,857	929,480	1,066,857	930,734
Premium bonuses	45,621	44,450	41,878	49,467	43,670
Fixed interest credited and index credits	103,361	211,558	421,629	387,527	479,007
Surrender charges	(16,456)	(15,710)	(17,132)	(16,520)	(16,282)
Lifetime income benefit rider fees	(36,510)	(44,684)	(41,233)	(38,486)	(34,441)
Surrenders, withdrawals, deaths, etc.	(725,852)	(795,540)	(657,369)	(661,803)	(655,219)
Account balances at end of period	$51,603,979	$51,053,450	$50,612,519	$49,935,266	$49,148,224

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
American Equity:
Fixed index annuities	$1,027,658	$944,097	$830,759	$952,675	$833,350
Annual reset fixed rate annuities	3,448	5,574	8,390	15,455	16,217
Multi-year fixed rate annuities	148	332	360	888	2,001
Single premium immediate annuities	2,068	2,893	4,977	5,313	10,630
	1,033,322	952,896	844,486	974,331	862,198
Eagle Life:
Fixed index annuities	177,480	162,847	163,871	173,119	160,564
Annual reset fixed rate annuities	127	484	450	348	273
Multi-year fixed rate annuities	25,568	12,802	34,851	53,419	8,024
	203,175	176,133	199,172	226,886	168,861
Consolidated:
Fixed index annuities	1,205,138	1,106,944	994,630	1,125,794	993,914
Annual reset fixed rate annuities	3,575	6,058	8,840	15,803	16,490
Multi-year fixed rate annuities	25,716	13,134	35,211	54,307	10,025
Single premium immediate annuities	2,068	2,893	4,977	5,313	10,630
Total before coinsurance ceded	1,236,497	1,129,029	1,043,658	1,201,217	1,031,059
Coinsurance ceded	54,064	85,279	109,201	129,047	89,695
Net after coinsurance ceded	$1,182,433	$1,043,750	$934,457	$1,072,170	$941,364
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2019:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.3	7.5	12.1%	$49,512,369	95.9%
Annual Reset Fixed Rate Annuities	9.6	3.7	6.6%	1,491,629	2.9%
Multi-Year Fixed Rate Annuities	4.6	1.0	2.3%	599,981	1.2%
Total	13.1	7.3	11.8%	$51,603,979	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$865,580	$2,483,530
0.0% < 2.0%	8,072	188,169
2.0% < 3.0%	9,215	322,226
3.0% < 4.0%	21,125	286,266
4.0% < 5.0%	25,267	648,394
5.0% < 6.0%	49,460	1,451,738
6.0% < 7.0%	204,904	1,455,750
7.0% < 8.0%	220,780	3,316,557
8.0% < 9.0%	52,374	3,517,953
9.0% < 10.0%	54,507	3,366,509
10.0% or greater	580,326	32,475,277
	$2,091,610	$49,512,369

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,349,110	0.00%
2019	355,194	2.28%
2020	792,391	3.90%
2021	1,281,530	5.57%
2022	1,852,814	6.82%
2023	4,588,828	8.22%
2024	5,240,379	9.88%
2025	6,009,810	10.53%
2026	5,264,383	11.88%
2027	4,417,292	13.39%
2028	4,672,056	14.13%
2029	3,686,282	16.12%
2030	2,660,075	17.94%
2031	3,237,822	18.42%
2032	2,206,831	18.84%
2033	1,176,627	19.32%
2034	716,080	19.82%
2035	96,475	20.00%
	$51,603,979	11.81%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$1,022,914	$1,381,352
› 0.0% - 0.25%	54,398	196,875
› 0.25% - 0.5%	245,068	3,563
› 0.5% - 1.0%	45,564	15,764
› 1.0% - 1.5%	11,255	—
1.00% ultimate guarantee - 2.39% wtd avg interest rate (a)	469,299	652,778
1.50% ultimate guarantee - 1.23% wtd avg interest rate (a)	151,913	3,571,081
1.75% ultimate guarantee - 1.94% wtd avg interest rate (a)	5,825	97,659
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	85,374	—
2.25% ultimate guarantee - 1.91% wtd avg interest rate (a)	—	886,616
3.00% ultimate guarantee - 2.11% wtd avg interest rate (a)	—	1,673,972
Allocated to index strategies (see tables that follow)	—	41,032,709
	$2,091,610	$49,512,369

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2019 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.16%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,834	$90,319	$3,401,822	$73,974	$176,204
1.75% - 3%	7,110,499	—	—	—	—
3% - 4%	572,254	12,940	—	—	—
4% - 5%	586,328	230,222	3,096,202	—	—
5% - 6%	525,406	194,490	38,706	—	—
6% - 7%	—	—	119	—	—
>= 7%	6,412	7,859	792	7,172	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$757	$384,630	$113,082	$127,323
< 20%	645,295	—	—	—
20% - 40%	916,046	172,653	—	—
40% - 60%	2,259,826	100,661	64,194	—
60% - 100%	197,719	—	—	—
> 100%	87,926	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,474,075
1.10% - 1.30%	7,383,598
1.40% - 1.60%	3,213,112
1.70% - 2.00%	1,293,746
>= 2.10%	951

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	416,663
2.25% - 2.75%	708,069
3.00% - 3.50%	3,310,763
3.75% - 4.50%	1,105,291
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.72% based upon prices of options for the week ended April 16, 2019.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Summary of Invested Assets

	March 31, 2019		December 31, 2018
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$11,701	—%	$11,652	—%
United States Government sponsored agencies	1,187,340	2.3%	1,138,529	2.3%
United States municipalities, states and territories	4,174,846	8.0%	4,126,267	8.3%
Foreign government obligations	235,542	0.5%	230,274	0.5%
Corporate securities	30,014,197	57.5%	28,371,514	57.4%
Residential mortgage backed securities	1,201,332	2.3%	1,202,159	2.4%
Commercial mortgage backed securities	5,543,512	10.6%	5,379,003	10.9%
Other asset backed securities	5,668,637	10.9%	5,464,329	11.1%
Total fixed maturity securities	48,037,107	92.1%	45,923,727	92.9%
Mortgage loans on real estate	3,049,998	5.8%	2,943,091	6.0%
Derivative instruments	755,866	1.4%	205,149	0.4%
Other investments	361,804	0.7%	355,531	0.7%
	$52,204,775	100.0%	$49,427,498	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2019

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$27,929,128	58.1%	Aaa/Aa/A	$28,011,527	58.3%
2	18,615,641	38.8%	Baa	18,454,984	38.4%
3	1,275,240	2.7%	Ba	1,158,640	2.4%
4	147,717	0.3%	B	138,572	0.3%
5	5,017	—%	Caa	108,368	0.2%
6	64,364	0.1%	Ca and lower	165,016	0.4%
	$48,037,107	100.0%		$48,037,107	100.0%
Watch List Securities - March 31, 2019

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$52,516	$(7,506)	$45,010	0 - 50
Energy	71,955	(13,138)	58,817	1 - 55
Industrials	635	115	750	—
Materials	3,990	455	4,445	—
Utilities	59,754	(2,151)	57,603	0 - 18
Other asset backed securities:
Financials	1,642	(84)	1,558	1 - 3
	$190,492	$(22,309)	$168,183

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	March 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,220,168	$1,199,041	$1,220,340	$1,150,181
United States municipalities, states and territories	3,861,080	4,174,846	3,880,703	4,126,267
Foreign government obligations	226,233	235,542	226,860	230,274
Corporate securities:
Capital goods	2,552,536	2,634,637	2,491,620	2,485,845
Consumer discretionary	5,810,888	5,965,896	5,742,182	5,665,192
Energy	2,549,390	2,604,752	2,543,114	2,468,545
Financials	6,201,701	6,424,348	6,046,859	6,054,591
Industrials	302,036	309,175	302,078	298,620
Information technology	1,857,289	1,922,634	1,794,676	1,781,800
Materials	1,858,836	1,911,253	1,771,359	1,759,325
Other	1,136,249	1,188,897	999,140	1,011,396
Telecommunications	1,567,434	1,619,061	1,604,307	1,594,978
Transportation	1,422,859	1,460,537	1,438,723	1,428,378
Utilities	3,766,491	3,973,007	3,749,080	3,822,844
Residential mortgage backed securities:
Government agency	599,086	640,831	604,998	636,632
Prime	411,934	432,425	420,350	434,991
Alt-A	105,698	128,076	109,275	130,536
Commercial mortgage backed securities:
Government agency	440,109	446,357	442,287	438,063
Non-agency	5,052,973	5,097,155	5,049,984	4,940,940
Other asset backed securities:
Auto	340,500	345,502	315,439	318,616
Energy	7,598	8,433	—	—
Financials	7,375	8,061	8,322	8,931
Industrials	205,746	207,356	217,358	216,724
Collateralized loan obligations	4,648,024	4,487,775	4,579,467	4,320,168
Military housing	436,866	471,720	438,350	464,071
Other	137,951	139,790	134,319	135,819
	$46,727,050	$48,037,107	$46,131,190	$45,923,727

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	March 31, 2019		December 31, 2018
	Principal	Percent	Principal	Percent
Geographic distribution
East	$578,066	18.9%	$586,773	19.9%
Middle Atlantic	197,754	6.5%	168,969	5.7%
Mountain	366,235	12.0%	357,642	12.1%
New England	9,352	0.3%	9,418	0.3%
Pacific	549,935	18.0%	521,363	17.7%
South Atlantic	713,449	23.3%	694,599	23.5%
West North Central	292,494	9.5%	291,890	9.9%
West South Central	351,980	11.5%	321,810	10.9%
	$3,059,265	100.0%	$2,952,464	100.0%

Property type distribution
Office	$262,455	8.6%	$268,932	9.1%
Medical office	33,005	1.1%	33,467	1.1%
Retail	1,135,366	37.1%	1,091,627	37.0%
Industrial/Warehouse	813,667	26.6%	762,887	25.8%
Apartment	610,399	19.9%	600,638	20.3%
Agricultural	32,274	1.1%	25,000	0.9%
Mixed use/other	172,099	5.6%	169,913	5.8%
	$3,059,265	100.0%	$2,952,464	100.0%

	March 31, 2019	December 31, 2018
Credit exposure - by payment activity
Performing	$3,059,265	$2,952,464
In workout	—	—
Delinquent	—	—
Collateral dependent	—	—
	3,059,265	2,952,464
Specific loan loss allowance	(229)	(229)
General loan loss allowance	(7,950)	(8,010)
Deferred prepayment fees	(1,088)	(1,134)
	$3,049,998	$2,943,091

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2019
First Quarter	$33.57	$26.34	$27.02	$0.00

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2019

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com